March 31, 2014

Summary
Prospectus

Emerging Markets Small Cap Fund

Class A  VAEMX

Class C  VCEMX

Class I  VIEMX

Class Y  VYEMX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 31, 2014 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryMail@VCM.com
800-539-FUND

(800-539-3863)

Emerging Markets Small Cap Fund Summary

Investment Objective

The Fund seeks to provide long-term appreciation of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 15 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 25 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses[3]	1.91%	1.99%	1.91%	5.04%
Total Annual Fund Operating Expense	3.41%	4.24%	3.16%	6.29%
Fee Waiver/Expense Reimbursement	(1.61)%	(1.69)%	(1.66)%	(4.74)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.80%	2.55%	1.50%	1.55%

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 21 of the Prospectus.

2The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3Other Expenses are based upon estimated amounts for the current fiscal year.

4  The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class A, Class C, Class I and Class Y shares do not exceed 1.80%, 2.55%, 1.50% and 1.55%, respectively, until at least March 31, 2017. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

Emerging Markets Small Cap Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$747	$1,109
Class C (If you sell your shares at the end of the period.)	$358	$793
Class I	$153	$474
Class Y	$158	$490

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years
Class C (If you do not sell your shares at the end of the period.)	$258	$793

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Emerging Markets Small Cap Fund Summary (continued)

Principal Investment Strategy

The Fund pursues its investment objective by investing primarily in equity securities (including common stock, preferred stock and securities immediately convertible into common stock) of small capitalization companies primarily associated with emerging market countries. The Fund's investments may include equity securities of small cap companies associated with frontier markets (emerging market countries in an earlier stage of development).

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of small cap companies, which are those companies whose market capitalization, at the time of purchase, falls within the market capitalization range of the companies included in the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index.

The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

In choosing investments, the Adviser utilizes a "bottom-up" approach to identify companies that it believes have long-term growth prospects, have proven franchises, have sustainable margins and are financially strong. The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

The Adviser may from time to time generate portfolio turnover rates in excess of 100%.

There is no guarantee that the Fund will achieve its objective.

Emerging Markets Small Cap Fund Summary (continued)

Principal Risks

The Fund's investments are subject to the following principal risks:

■  Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

■  The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets. These risks may apply to an even greater extent to securities of companies associated with frontier markets.

■  Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.

■  A company's earnings may not increase as expected.

■  The portfolio manager may not execute the Fund's principal investment strategies effectively.

■  To the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions.

■  You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Emerging Markets Small Cap Fund Summary (continued)

Investment Performance

No performance information is presented since the Fund has not yet had a full calendar year of performance. Performance data for the Fund will be available online at www.VictoryFunds.com or by calling 800-539-FUND (800-539-3863). A fund's performance is not necessarily an indication of how that fund will perform in the future.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Margaret Lindsay is a Chief Investment Officer (Non-U.S. Small Cap Equity) of the Adviser, and has been the Lead Portfolio Manager of the Fund since its inception in 2014.

Tiffany Kuo is a Senior Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund since its inception in 2014.

Joshua Lindland is a Senior Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund since its inception in 2014.

Emerging Markets Small Cap Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-EMSCF-SUMPRO (3/14)